----------------
LARGE CAP GROWTH
----------------

Alliance Premier
Growth Fund

Semi-Annual Report
May 31, 2000

                               [GRAPHIC OMITTED]

                            AllianceCapital [LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
July 14, 2000

Dear Shareholder:

This report provides you with the performance and market activity for Alliance Premier Growth Fund (the "Fund") for the semi-annual reporting period ended May 31, 2000.

Investment Objective and Policies

Alliance Premier Growth Fund is an open-end, diversified investment company that seeks long-term growth of capital by investing in the common stocks of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the portfolio, with the 25 most highly regarded of these usually constituting 70% of the Fund's net assets.

Investment Results

The following table provides performance data for the Fund and its benchmarks as represented by the Standard & Poor's ("S&P") 500 Stock Index and the Russell 1000 Growth Stock Index for the six- and 12-month periods ended May 31, 2000.

INVESTMENT RESULTS*
Periods Ended May 31, 2000

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------
Alliance Premier
Growth Fund
  Class A                                                       7.67%     23.10%
--------------------------------------------------------------------------------
  Class B                                                       7.29%     22.26%
--------------------------------------------------------------------------------
  Class C                                                       7.30%     22.26%
--------------------------------------------------------------------------------

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------

S&P 500
Stock Index                                                     2.90%     10.47%
--------------------------------------------------------------------------------
Russell 1000
Growth Stock
Index                                                           6.97%     24.99%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value of each class of shares as of May 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

      The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including Alliance Premier Growth Fund.

      Additional investment results appear on pages 4-7.

--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

For both the six- and 12-month periods ended May 31, 2000, the Fund provided a return well in excess of that of the S&P 500 Stock Index. For the more recent six-month period, the Fund outperformed the Russell 1000 Growth Index. However, the Fund modestly underperformed the Russell 1000 Growth Stock Index over the 12-month period. Outperformance versus the S&P 500 Stock Index for the year overall was attributable to a strong appreciation in selected technology stocks, high-growth telecommunication suppliers and service companies, media and broadcasting firms and brokerage stocks. Underperformance versus the Russell 1000 Growth Stock Index was attributed primarily to the deliberate decision to underweight the portfolio in high-flying technology stocks during the final months of 1999 and the first quarter of 2000 as the technology-heavy Russell experienced historically high valuations.

Economic Review

The strong rally in technology stocks continued to fuel the market throughout the first quarter of 2000, led primarily by "new" technology companies more closely tied to the Internet. As a result, there was a strong divergence between the technology-heavy Russell 1000 Growth Index and the S&P 500 Stock Index which, in our judgement, more accurately reflects the broader U.S. economy. Pharmaceutical stocks continued to lag in performance, laboring under the psychological cloud of adverse federal legislation. Although the NASDAQ market declined in the final month of the quarter, for much of the period it continued to be pushed higher by speculative pressure. Outside of the disparity in valuations, the economic fundamentals remained very strong across all industries and the general macroeconomic environment remained very favorable.

As shareholders have come to expect, during periods of market euphoria, or what we determine to be speculative fervor, we continued to "tone down" the portfolio by increasing diversification, trimming the technology high-fliers and generally selling names which we felt had gotten ahead of underlying fundamentals on a price basis. Also, as shareholders have come to expect, we sought to take advantage of areas in the market where undue despair presented opportunities, i.e., health care and financials. The underlying principle governing the portfolio structure remains marrying fundamentals with price considerations.

Review of Investment Strategy

Alliance Premier Growth Fund seeks long-term growth by investing in many of the premier U.S. companies that demonstrate world leadership positions. We are continuing to stay the course with an optimistic bias, but remain extremely price conscious when looking at one stock against another. Our own answer to the dilemma of the bifurcation in values between the narrow leadership group and the broader market is to adopt what admittedly some could say is a compromise position. We are not as heavily invested in the growth favorites, such as technology, to the extent that some benchmarks would dictate. We are continuing to run the Fund's portfolio with a broad mix of stocks. We believe a middle road is the correct path given our positive


--------------------------------------------------------------------------------
2 o ALLIANCE PREMIER GROWTH FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

John D.                 [PHOTO]
Carifa

Alfred                  [PHOTO]
Harrison

Portfolio Manager, Alfred Harrison is Vice Chairman of Alliance Capital with over 39 years of investment experience.

feeling on fundamentals but some discomfort with the extremes of market price discrepancies. As always, we will continue to make individual decisions as best we see the marriage of fundamentals and price on all stocks in the portfolio at each point of the market's gyrations.

Thank you for your continued interest and investment in Alliance Premier Growth Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Executive Vice President


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH FUND
GROWTH OF A $10,000 INVESTMENT
9/30/92* TO 5/31/00

[The following table was depicted as a mountain chart in the printed material.]

                             [PLOT POINTS TO COME]

                                   [GRAPHIC]

Alliance Premier Growth Fund Class A:           $49,928

Russell 1000 Growth Stock Index:                $44,571

S&P 500 Stock Index:                            $39,939

This chart illustrates the total value of an assumed $10,000 investment in Alliance Premier Growth Fund Class A shares (from 9/30/92 to 5/31/00) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's ("S&P") 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

When comparing Alliance Premier Growth Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance Premier Growth Fund.

*     Closest month-end after Fund's Class A share inception date of 9/28/92.


--------------------------------------------------------------------------------
4 o ALLIANCE PREMIER GROWTH FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 5/31

                                   [GRAPHIC]

   [The following table was depicted as a bar chart in the printed material.]

             Alliance Premier Growth Fund--Yearly Periods Ended 5/31
--------------------------------------------------------------------------------
                                    Alliance Premier         Russell 1000 Growth
                                       Growth Fund               Stock Index
--------------------------------------------------------------------------------
              5/31/93*                    11.29%                     5.40%
              5/31/94                      5.22%                     1.82%
              5/31/95                     16.97%                    21.95%
              5/31/96                     35.62%                    32.57%
              5/31/97                     29.61%                    26.46%
              5/31/98                     38.40%                    28.77%
              5/31/99                     27.07%                    26.22%
              5/31/00                     23.10%                    24.99%

Past performance in no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including Alliance Premier Growth Fund.

* The Fund's return for the period ended 5/31/93 is from the Fund's inception date of 9/28/92. The benchmark's return for the period ended 5/31/93 is from 9/30/92 through 5/31/93.


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
May 31, 2000 (unaudited)

INCEPTION DATE           PORTFOLIO STATISTICS
(Class A shares)         Assets ($mil): $19,659
9/28/92                  Median Market Capitalization ($mil): $72,313

  [The following tables were depicted as pie charts in the printed material.]

SECTOR BREAKDOWN

37.00% Technology                               [GRAPHIC]
24.51% Consumer Services
14.14% Finance
10.16% Healthcare
 4.60% Multi-Industry Companies
 3.45% Utilities
 2.30% Energy
 0.88% Capital Goods
 0.82% Aerospace & Defense
 0.67% Consumer Staples
 0.26% Basic Industry
 0.17% Consumer Manufacturing
 1.04% Short-term

HOLDING TYPE

98.96% Equity                                   [GRAPHIC]
 1.04% Short-term securities

COUNTRY BREAKDOWN

85.43% United States                            [GRAPHIC]
 6.42% United Kingdom
 4.97% Finland
 2.14% Canada
 1.04% Short-term

All data as of May 31, 2000. The Fund's sector and country breakdowns and holding types may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
6 o ALLIANCE PREMIER GROWTH FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
              1 Year                       23.10%                    17.87%
             5 Years                       30.64%                    29.52%
     Since Inception*                      24.02%                    23.32%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
              1 Year                       22.26%                    18.26%
             5 Years                       29.76%                    29.76%
     Since Inception*                      23.25%                    23.25%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
               1 Year                      22.26%                    21.26%
              5 Years                      29.76%                    29.76%
      Since Inception*                     24.61%                    24.61%

SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER END (March 31, 2000)

                                       Class A           Class B         Class C
--------------------------------------------------------------------------------
               1 Year                   20.51%            21.02%          24.02%
              5 Years                   34.05%            34.32%          34.32%
      Since Inception*                  25.15%            25.10%          26.70%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Date: 9/28/92, Class A and Class B; 5/3/93, Class C.


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
May 31, 2000 (unaudited)

                                                                      Percent of
Company                                               Value           Net Assets
--------------------------------------------------------------------------------
Intel Corp.                                  $1,179,967,687                 6.0%
--------------------------------------------------------------------------------
Warner-Lambert Co.                            1,133,881,775                 5.8
--------------------------------------------------------------------------------
Nokia Corp. (ADR)                               973,221,600                 5.0
--------------------------------------------------------------------------------
Cisco Systems, Inc.                             951,437,012                 4.8
--------------------------------------------------------------------------------
Applied Materials, Inc.                         902,960,650                 4.6
--------------------------------------------------------------------------------
Vodafone AirTouch Plc (ADR)                     805,901,431                 4.1
--------------------------------------------------------------------------------
Tyco International, Ltd.                        746,282,017                 3.8
--------------------------------------------------------------------------------
MediaOne Group, Inc.                            676,082,369                 3.4
--------------------------------------------------------------------------------
EMC Corp.                                       594,740,706                 3.0
--------------------------------------------------------------------------------
Citigroup, Inc.                                 582,382,828                 3.0
--------------------------------------------------------------------------------
                                             $8,546,858,075                43.5%

MAJOR PORTFOLIO CHANGES
Six Months Ended May 31, 2000 (unaudited)

                                              ----------------------------------
                                                           Shares*
                                              ----------------------------------
Purchases                                         Bought        Holdings 5/31/00
--------------------------------------------------------------------------------
Applied Materials, Inc.                        9,191,000              10,813,900
--------------------------------------------------------------------------------
AT&T Wireless Group                           18,125,500              18,125,500
--------------------------------------------------------------------------------
Intel Corp.                                    3,279,000               9,463,400
--------------------------------------------------------------------------------
MediaOne Group, Inc.                           4,186,100              10,119,100
--------------------------------------------------------------------------------
Microsoft Corp.                                4,832,300               8,853,400
--------------------------------------------------------------------------------
Nortel Networks Corp.                          7,048,900               7,702,200
--------------------------------------------------------------------------------
Oracle Corp.                                   5,924,500               6,301,200
--------------------------------------------------------------------------------
Time Warner, Inc.                              4,515,300               4,515,300
--------------------------------------------------------------------------------
Vodafone AirTouch Plc (ADR)                   12,481,000              17,591,300
--------------------------------------------------------------------------------
Warner-Lambert Co.                             4,190,700               9,284,600
--------------------------------------------------------------------------------

Sales                                              Sold        Holdings 5/31/00
--------------------------------------------------------------------------------
American International Group, Inc.            2,006,496                      -0-
--------------------------------------------------------------------------------
Costco Wholesale Corp.                        1,558,100               2,120,700
--------------------------------------------------------------------------------
Dell Computer Corp.                           8,847,900               9,630,300
--------------------------------------------------------------------------------
Ford Motor Co.                                4,313,200                      -0-
--------------------------------------------------------------------------------
Morgan Stanley, Dean Witter & Co.                98,665               5,158,770
--------------------------------------------------------------------------------
Pfizer, Inc.                                  6,883,400               2,201,700
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                     16,064,200                      -0-
--------------------------------------------------------------------------------
Sprint Corp.                                  4,395,600                      -0-
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                         5,000,800                      -0-
--------------------------------------------------------------------------------
WorldCom, Inc.                                2,509,600                      -0-
--------------------------------------------------------------------------------

*     Adjusted for stock splits.


--------------------------------------------------------------------------------
8 o ALLIANCE PREMIER GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2000 (unaudited)

Company                                           Shares             Value
--------------------------------------------------------------------------------

Common Stocks-98.5%

Technology-36.8%
Communication Equipment-12.0%
Corning, Inc. ..............................   1,653,000   $   319,752,188
EMC Corp.(a)................................   5,113,300       594,740,706
Lucent Technologies, Inc. ..................   1,029,100        59,044,613
Nokia Corp. (ADR) (Finland).................  18,715,800       973,221,600
Nortel Networks Corp. (Canada)(a)...........   7,702,200       418,325,737
                                                           ---------------
                                                             2,365,084,844
                                                           ---------------
Computer Hardware-3.0%
Dell Computer Corp.(a)......................   9,630,300       415,306,688
Sun Microsystems, Inc.(a)...................   2,239,000       171,563,375
                                                           ---------------
                                                               586,870,063
                                                           ---------------
Computer Software-5.1%
Microsoft Corp.(a)..........................   8,853,400       553,890,837
Oracle Corp.(a).............................   6,301,200       452,898,750
                                                           ---------------
                                                             1,006,789,587
                                                           ---------------
Internet-0.2%
Yahoo, Inc.(a)..............................     273,100        30,877,369
                                                           ---------------

Networking Software-4.8%
Cisco Systems, Inc.(a)......................  16,710,200       951,437,012
                                                           ---------------

Semi-Conductor Capital Equipment-4.6%
Applied Materials, Inc.(a)..................  10,813,900       902,960,650
                                                           ---------------

Semi-Conductor Components-7.1%
Intel Corp. ................................   9,463,400     1,179,967,687
Texas Instruments, Inc. ....................   2,994,900       216,381,525
                                                           ---------------
                                                             1,396,349,212
                                                           ---------------
                                                             7,240,368,737
                                                           ---------------
Consumer Services-24.4%
Airlines-4.2%
Continental Airlines, Inc. CI.B(a)..........   3,657,500       160,244,219
Delta Airlines, Inc. .......................   1,602,300        82,418,306
KLM Royal Dutch Air(a)......................   5,053,911       109,922,564
Northwest Airlines Corp. Cl.A(a)............   6,120,600       174,054,563
UAL Corp. ..................................   5,681,000       292,571,500
                                                           ---------------
                                                               819,211,152
                                                           ---------------
Broadcasting & Cable-9.4%
AMFM, Inc.(a)...............................   3,495,300       236,806,575
AT&T Corp.-Liberty Media Group CI.A(a)......  10,101,424       447,619,351
Cox Communications, Inc. Cl.A(a)............     889,900        39,266,837
Viacom, Inc. Cl.B(a)........................   5,128,985       317,997,070
Vodafone AirTouch Plc (ADR) (United Kingdom)  17,591,300       805,901,431
                                                           ---------------
                                                             1,847,591,264
                                                           ---------------


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                           Shares             Value
--------------------------------------------------------------------------------

Cellular Communications-2.6%
AT&T Wireless Group(a)......................  18,125,500   $   517,709,594
                                                           ---------------

Entertainment & Leisure-1.8%
Time Warner, Inc. ..........................   4,515,300       356,426,494
                                                           ---------------

Retail-General Merchandise-6.4%
Costco Wholesale Corp.(a)...................   2,120,700        67,729,856
Gap, Inc. ..................................   8,560,850       300,164,803
Home Depot, Inc. ...........................   9,734,300       475,155,519
Kohl's Corp.(a).............................   2,706,000       140,035,500
Lowe's Cos., Inc. ..........................   4,978,500       231,811,406
Tommy Hilfiger Corp.(a).....................   5,562,700        39,286,569
                                                           ---------------
                                                             1,254,183,653
                                                           ---------------
                                                             4,795,122,157
                                                           ---------------
Finance-14.1%
Banking-Money Center-4.1%
Chase Manhattan Corp. ......................   2,994,600       223,659,188
Citigroup, Inc. ............................   9,364,950       582,382,828
                                                           ---------------
                                                               806,042,016
                                                           ---------------
Banking-Regional-0.2%
Fifth Third Bancorp.........................     464,100        31,558,800
                                                           ---------------

Brokerage & Money Management-2.5%
Goldman Sachs Group, Inc. ..................   1,624,000       119,465,500
Morgan Stanley, Dean Witter & Co. ..........   5,158,770       371,109,017
                                                           ---------------
                                                               490,574,517
                                                           ---------------
Mortgage Banking-2.8%
Federal Home Loan Mortgage Corp. ...........  11,933,200       531,027,400
Federal National Mortgage Assn. ............     443,700        26,677,462
                                                           ---------------
                                                               557,704,862
                                                           ---------------
Miscellaneous-4.5%
Associates First Capital Corp. Cl.A.........   6,424,700       176,277,706
MBNA Corp. .................................  15,948,230       444,556,911
The CIT Group, Inc. Cl.A....................  14,195,080       259,947,403
                                                           ---------------
                                                               880,782,020
                                                           ---------------
                                                             2,766,662,215
                                                           ---------------
Health Care-10.1%
Drugs-8.9%
Pfizer, Inc. ...............................   2,201,700        98,113,256
Pharmacia Corp. ............................   3,513,791       182,497,520
Schering-Plough Corp. ......................   6,808,865       329,378,845
Warner-Lambert Co. .........................   9,284,600     1,133,881,775
                                                           ---------------
                                                             1,743,871,396
                                                           ---------------
Medical Products-0.0%
Medtronic, Inc. ............................     260,000        13,422,500
                                                           ---------------


--------------------------------------------------------------------------------
10 o ALLIANCE PREMIER GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                           Shares             Value
--------------------------------------------------------------------------------

Medical Services-1.2%
IMS Health, Inc. ...........................   6,104,500   $   100,724,250
UnitedHealth Group, Inc. ...................   1,752,500       130,670,781
                                                           ---------------
                                                               231,395,031
                                                           ---------------
                                                             1,988,688,927
                                                           ---------------
Multi-Industry Companies-4.6%
Honeywell International, Inc. ..............   2,808,962       153,615,109
Tyco International, Ltd. ...................  15,857,254       746,282,017
                                                           ---------------
                                                               899,897,126
                                                           ---------------
Utilities-3.4%
Telephone Utility-3.4%
MediaOne Group, Inc.(a).....................  10,119,100       676,082,369
                                                           ---------------

Energy-2.3%
International-2.3%
BP Amoco Plc (ADR) (United Kingdom).........   8,291,672       450,859,665
                                                           ---------------

Capital Goods-0.9%
Miscellaneous-0.9%
United Technologies Corp. ..................   2,834,300       171,298,006
                                                           ---------------

Aerospace & Defense-0.8%
Aerospace-0.8%
General Motors Corp. Cl.H(a)................   1,621,524       159,618,769
                                                           ---------------

Consumer Staples-0.7%
Retail - Food & Drug-0.7%
Kroger Co.(a)...............................   6,552,400       130,228,950
                                                           ---------------

Basic Industry-0.2%
Paper & Forest Products-0.2%
International Paper Co. ....................   1,477,800        51,445,912
                                                           ---------------

Consumer Manufacturing-0.2%
Auto & Related-0.2%
General Motors Corp. .......................     481,798        34,026,984
                                                           ---------------

Total Common Stocks
   (cost $17,417,782,393)...................                19,364,299,817
                                                           ---------------


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Principal
                                                  Amount
Company                                            (000)             Value
--------------------------------------------------------------------------------

Short-Term Investments-1.0%
Commercial Paper-1.0%
General Electric Capital Corp.
   6.78%, 6/01/00...........................    $196,747  $    196,747,000
                                                           ---------------

Time Deposit-0.0%
State Street Euro Dollar
   6.00%, 6/01/00...........................       6,216         6,216,000
                                                           ---------------

Total Short-Term Investments
   (amortized cost $202,963,000)............                   202,963,000
                                                           ---------------

Total Investments-99.5%
   (cost $17,620,745,393)...................                19,567,262,817
Other assets less liabilities-0.5%..........                    91,609,062
                                                           ---------------

Net Assets-100%.............................               $19,658,871,879
                                                           ===============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE PREMIER GROWTH FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2000 (unaudited)

Assets
Investments in securities, at value (cost $17,620,745,393) .............   $ 19,567,262,817
Receivable for investment securities sold ..............................        140,112,650
Receivable for capital stock sold ......................................         49,489,503
Dividends and interest receivable ......................................          7,728,953
                                                                           ----------------
Total assets ...........................................................     19,764,593,923
                                                                           ----------------
Liabilities
Payable for investment securities purchased ............................         73,711,763
Advisory fee payable ...................................................         14,955,949
Payable for capital stock redeemed .....................................         11,799,406
Distribution fee payable ...............................................          4,051,101
Accrued expenses and other liabilities .................................          1,203,825
                                                                           ----------------
Total liabilities ......................................................        105,722,044
                                                                           ----------------
Net Assets .............................................................   $ 19,658,871,879
                                                                           ================
Composition of Net Assets
Capital stock, at par ..................................................   $        567,129
Additional paid-in capital .............................................     16,114,581,429
Net investment loss ....................................................        (92,184,601)
Accumulated net realized gain on investments ...........................      1,689,390,498
Net unrealized appreciation of investments .............................      1,946,517,424
                                                                           ----------------
                                                                           $ 19,658,871,879
                                                                           ================
Calculation of Maximum Offering Price Class A Shares Net asset value and redemption price per share
   ($5,432,865,061 / 150,605,089 shares of capital stock
   issued and outstanding) .............................................             $36.07
Sales charge--4.25% of public offering price ...........................               1.60
                                                                                     ------
Maximum offering price .................................................             $37.67
                                                                                     ======
Class B Shares
Net asset value and offering price per share
   ($9,915,192,593 / 291,261,623 shares of capital stock
   issued and outstanding) .............................................             $34.04
                                                                                     ======
Class C Shares
Net asset value and offering price per share
   ($3,720,469,210 / 109,129,882 shares of capital stock
   issued and outstanding) .............................................             $34.09
                                                                                     ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($590,345,015 / 16,132,873 shares of capital stock
   issued and outstanding) .............................................             $36.59
                                                                                     ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2000 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
   of $906,264) ...........................   $    73,228,311
Interest ..................................         6,437,872   $    79,666,183
                                              ---------------
Expenses
Advisory fee ..............................        83,999,172
Distribution fee - Class A ................         8,352,116
Distribution fee - Class B ................        46,786,984
Distribution fee - Class C ................        17,385,259
Transfer agency ...........................        13,117,296
Printing ..................................         1,089,531
Custodian .................................           443,953
Registration ..............................           359,230
Audit and legal ...........................           101,270
Administrative ............................            64,500
Directors' fees ...........................            16,000
Miscellaneous .............................           135,473
                                              ---------------
Total expenses ............................                         171,850,784
                                                                ---------------
Net investment loss .......................                         (92,184,601)
                                                                ---------------
Realized and Unrealized Gain (Loss) on
Investments
Net realized gain on investment
   transactions ...........................                       1,714,581,033
Net change in unrealized
   appreciation/depreciation of
   investments ............................                        (431,122,919)
                                                                ---------------
Net gain on investments ...................                       1,283,458,114
                                                                ---------------
Net Increase in Net Assets from
   Operations .............................                     $ 1,191,273,513
                                                                ===============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE PREMIER GROWTH FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                Six Months
                                                  Ended             Year Ended
                                               May 31, 2000        November 30,
                                                (unaudited)            1999
                                             ----------------    ----------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................   $    (92,184,601)   $   (146,127,175)
Net realized gain on investment
   transactions ..........................      1,714,581,033       1,226,047,789
Net change in unrealized
   appreciation/depreciation of
   investments ...........................       (431,122,919)      1,427,893,908
                                             ----------------    ----------------
Net increase in net assets from operations      1,191,273,513       2,507,814,522
Distributions to Shareholders from:
Net realized gain on investments
   Class A ...............................       (286,812,978)        (32,516,709)
   Class B ...............................       (572,356,530)        (67,526,095)
   Class C ...............................       (208,315,780)        (20,765,712)
   Advisor Class .........................        (30,625,953)         (5,998,556)
Capital Stock Transactions
Net increase .............................      3,686,619,119       8,146,678,528
                                             ----------------    ----------------
Total increase ...........................      3,779,781,391      10,527,685,978
Net Assets
Beginning of period ......................     15,879,090,488       5,351,404,510
                                             ----------------    ----------------
End of period ............................   $ 19,658,871,879    $ 15,879,090,488
                                             ================    ================

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Premier Growth Fund, Inc. (the "Fund"), organized as a Maryland corporation on July 9, 1992, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares purchased before July 11, 1998 will convert to Class A shares six years after the end of the calendar month of purchase. Class B shares purchased on or after July 11, 1998 will convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors.


--------------------------------------------------------------------------------
16 o ALLIANCE PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates would be reflected as a component of net unrealized appreciation of investments, and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discount and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to the annualized rate of 1.00% of the Fund's average daily net assets up to $5 billion, .95% of the next $2.5 billion of the Fund's average daily net assets, .90% of the next $2.5 billion of the Fund's average daily net assets, and .85% of the Fund's average daily net assets over $10 billion. Prior to November 1, 1998 the effective advisory fee was 1% of average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $64,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2000.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $8,845,808 for the six months ended May 31, 2000.

For the six months ended May 31, 2000, the Fund's expenses were reduced by $655,836 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $1,153,338 from the sale of Class A shares and $169,591, $10,305,719 and $959,619 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2000.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2000, amounted to $23,745,988, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, and of which $82,530 was paid to DLJ directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assis-


--------------------------------------------------------------------------------
18 o ALLIANCE PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

tance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $249,222,828 and $14,202,629 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $14,562,498,985 and $12,355,666,792, respectively, for the six months ended May 31, 2000. There were purchases of $188,438,623 and no sales of U.S. government and government agency obligations for the six months ended May 31, 2000.

At May 31, 2000 the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $2,899,363,012 and gross unrealized depreciation of investments was $952,845,588 resulting in net unrealized appreciation of $1,946,517,424.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each Class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                    -----------------------------------   -----------------------------------
                                  Shares                               Amount
                    -----------------------------------   -----------------------------------
                    Six Months Ended         Year Ended   Six Months Ended         Year Ended
                        May 31, 2000       November 30,       May 31, 2000       November 30,
                         (unaudited)               1999        (unaudited)               1999
                    -------------------------------------------------------------------------
Class A
Shares sold              104,787,681        137,931,934    $ 3,779,346,378    $ 4,530,547,629
---------------------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of distributions         7,915,867          1,094,113        269,694,758         30,233,841
---------------------------------------------------------------------------------------------
Shares converted
  from Class B             1,525,133          5,382,731         55,434,808        175,781,365
---------------------------------------------------------------------------------------------
Shares redeemed          (83,262,761)       (76,350,596)    (3,005,853,960)    (2,519,837,694)
---------------------------------------------------------------------------------------------
Net increase              30,965,920         68,058,182    $ 1,098,621,984    $ 2,216,725,141
=============================================================================================


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                   -----------------------------------   -----------------------------------
                                 Shares                               Amount
                   -----------------------------------   -----------------------------------
                   Six Months Ended         Year Ended   Six Months Ended         Year Ended
                       May 31, 2000       November 30,       May 31, 2000       November 30,
                        (unaudited)               1999        (unaudited)               1999
                   -------------------------------------------------------------------------
Class B
Shares sold              59,718,216        159,973,069    $ 2,030,184,863    $ 4,981,837,124
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions          16,643,426          2,407,963        536,750,004         63,620,433
--------------------------------------------------------------------------------------------
Shares converted
  to Class A             (1,613,424)        (5,643,209)       (55,434,808)      (175,781,365)
--------------------------------------------------------------------------------------------
Shares redeemed         (23,212,563)       (23,337,539)      (787,520,222)      (733,129,267)
--------------------------------------------------------------------------------------------
Net increase             51,535,655        133,400,284    $ 1,723,979,837    $ 4,136,546,925
============================================================================================

Class C
Shares sold              40,223,972         79,730,256    $ 1,370,946,467    $ 2,489,717,810
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions           6,062,543            741,503        195,820,603         19,620,963
--------------------------------------------------------------------------------------------
Shares redeemed         (24,143,345)       (26,187,273)      (820,307,785)      (816,561,912)
--------------------------------------------------------------------------------------------
Net increase             22,143,170         54,284,486    $   746,459,285    $ 1,692,776,861
============================================================================================

Advisor Class
Shares sold               4,758,237          9,127,148    $   173,726,125    $   304,656,716
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions             811,930            208,442         28,011,582          5,807,195
--------------------------------------------------------------------------------------------
Shares redeemed          (2,313,099)        (6,261,867)       (84,179,694)      (209,834,310)
--------------------------------------------------------------------------------------------
Net increase              3,257,068          3,073,723    $   117,558,013    $   100,629,601
============================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2000.


--------------------------------------------------------------------------------
20 o ALLIANCE PREMIER GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                -------------------------------------------------------------------------------------------
                                                                           Class A
                                -------------------------------------------------------------------------------------------
                                 Six Months
                                      Ended
                                    May 31,                                Year Ended November 30,
                                       2000        ------------------------------------------------------------------------
                                (unaudited)              1999             1998            1997           1996          1995
                                -------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $    35.82        $    27.50       $    22.00        $  17.98       $  16.09       $ 11.41
                                -------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss ..........         (.10)(a)          (.28)(a)         (.15)(a)        (.10)(a)       (.04)(a)      (.03)
Net realized and unrealized
  gain on investment
  transactions ...............         2.71              9.21             7.11            5.20           3.20          5.38
                                -------------------------------------------------------------------------------------------
Net increase in net asset
  value from operations ......         2.61              8.93             6.96            5.10           3.16          5.35
                                -------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .............        (2.36)             (.61)           (1.46)          (1.08)         (1.27)         (.67)
                                -------------------------------------------------------------------------------------------
Net asset value, end of period   $    36.07        $    35.82       $    27.50        $  22.00       $  17.98       $ 16.09
                                ===========================================================================================
Total Return
Total investment return based
  on net asset value(b) ......         7.67%            33.13%           33.94%          30.46%         21.52%        49.95%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............   $5,432,865        $4,285,490       $1,418,262        $373,099       $172,870       $72,366
Ratio of expenses to average
  net assets .................         1.39%(c)          1.50%            1.59%(d)        1.57%          1.65%         1.75%
Ratio of net investment loss
  to average net assets ......         (.53)%(c)         (.85)%           (.59)%          (.52)%         (.27)%        (.28)%
Portfolio turnover rate ......           68%               75%              82%             76%            95%          114%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                     ------------------------------------------------------------------------------------------
                                                                                Class B
                                     ------------------------------------------------------------------------------------------
                                      Six Months
                                           Ended
                                         May 31,                                Year Ended November 30,
                                            2000        -----------------------------------------------------------------------
                                     (unaudited)              1999            1998           1997           1996          1995
                                     ------------------------------------------------------------------------------------------
Net asset value,
   beginning of period .........      $    34.05        $    26.33      $   $21.26       $  17.52       $  15.81       $  11.29
                                     ------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment loss ............            (.21)(a)          (.48)(a)        (.30)(a)       (.23)(a)       (.14)(a)       (.11)
Net realized and unrealized
   gain on investment
   transactions ................            2.56              8.81            6.83           5.05           3.12           5.30
                                     ------------------------------------------------------------------------------------------
Net increase in net asset
   value from operations .......            2.35              8.33            6.53           4.82           2.98           5.19
                                     ------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
   realized gains ..............           (2.36)             (.61)          (1.46)         (1.08)         (1.27)          (.67)
                                     ------------------------------------------------------------------------------------------
Net asset value, end of period .      $    34.04        $    34.05      $    26.33       $  21.26       $  17.52       $  15.81
                                     ==========================================================================================
Total Return
Total investment return based
   on net asset value(b) .......            7.29%            32.30%          33.04%         29.62%         20.70%         49.01%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $9,915,193        $8,161,471      $2,799,288       $858,449       $404,137       $238,088
Ratio of expenses to average
   net assets ..................            2.08%(c)          2.18%           2.28%(d)       2.25%          2.32%          2.43%
Ratio of net investment loss
   to average net assets .......           (1.22)%(c)        (1.53)%         (1.27)%        (1.20)%         (.94)%         (.95)%
Portfolio turnover rate ........              68%               75%             82%            76%            95%           114%

See footnote summary on page 25.


--------------------------------------------------------------------------------
22 o ALLIANCE PREMIER GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   ----------------------------------------------------------------------------------------
                                                                              Class C
                                   ----------------------------------------------------------------------------------------
                                    Six Months
                                         Ended
                                       May 31,                                Year Ended November 30,
                                          2000        ---------------------------------------------------------------------
                                   (unaudited)              1999           1998            1997          1996          1995
                                   ----------------------------------------------------------------------------------------
Net asset value,
   beginning of period .........   $     34.09        $    26.36       $  21.29        $  17.54       $ 15.82       $ 11.30
                                   ----------------------------------------------------------------------------------------
Income from Investment
   Operations
Net investment loss ............          (.21)(a)          (.49)(a)       (.31)(a)        (.24)(a)      (.14)(a)      (.08)
Net realized and unrealized
   gain on investment
   transactions ................          2.57              8.83           6.84            5.07          3.13          5.27
                                   ----------------------------------------------------------------------------------------
Net increase in net asset
   value from operations .......          2.36              8.34           6.53            4.83          2.99          5.19
                                   ----------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
   realized gains ..............         (2.36)             (.61)         (1.46)          (1.08)        (1.27)         (.67)
                                   ----------------------------------------------------------------------------------------
Net asset value, end of period .   $     34.09        $    34.09       $  26.36        $  21.29       $ 17.54       $ 15.82
                                   ========================================================================================
Total Return
Total investment return based
   on net asset value(b) .......          7.30%            32.31%         32.99%          29.64%        20.76%        48.96%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............   $ 3,720,469        $2,965,440       $862,193        $177,923       $60,194       $20,679
Ratio of expenses to average
   net assets ..................          2.08%(c)          2.18%          2.28%(d)        2.24%         2.32%         2.42%
Ratio of net investment loss
   to average net assets .......         (1.22)%(c)        (1.53)%        (1.30)%         (1.22)%        (.94)%        (.97)%
Portfolio turnover rate ........            68%               75%            82%             76%           95%          114%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                           ------------------------------------------------------------------
                                                                        Advisor Class
                                           ------------------------------------------------------------------
                                            Six Months                                             October 2,
                                                 Ended                                                1996(e)
                                               May 31,                                                     to
                                                  2000              Year Ended November 30,          November
                                                              ------------------------------------        30,
                                           (unaudited)            1999         1998           1997       1996
                                           ------------------------------------------------------------------
Net asset value, beginning of period ......   $  36.25        $  27.71     $  22.10        $ 17.99     $15.94
                                           ------------------------------------------------------------------
Income from Investment Operations
Net investment loss(a) ....................       (.04)           (.17)        (.07)          (.06)      (.01)
Net realized and unrealized gain on
   investment transactions ................       2.74            9.32         7.14           5.25       2.06
                                           ------------------------------------------------------------------
Net increase in net asset value from
   operations .............................       2.70            9.15         7.07           5.19       2.05
                                           ------------------------------------------------------------------
Less: Distributions
Distributions from net realized gains .....      (2.36)           (.61)       (1.46)         (1.08)        -0-
                                           ------------------------------------------------------------------
Net asset value, end of period ............   $  36.59        $  36.25     $  27.71        $ 22.10     $17.99
                                           ==================================================================
Total Return

Total investment return based on
   net asset value(b) .....................       7.84%          33.68%       34.31%         30.98%     12.86%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .   $590,345        $466,690     $271,661        $53,459     $1,922
Ratio of expenses to average net assets ...       1.06%(c)        1.16%        1.26%(d)       1.25%      1.50%(c)
Ratio of net investment loss to
   average net assets .....................       (.20)%(c)       (.51)%       (.28)%         (.28)%     (.48)%(c)
Portfolio turnover rate ...................         68%             75%          82%            76%        95%

(a)   Based on average shares oustanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(c)   Annualized.
(d) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended November 30, 1998, the ratios of expenses to average net assets were 1.58% for Class A shares, 2.27% for Class B shares, 2.27% for Class C shares and 1.25% for Advisor Class shares, respectively.
(e)   Commencement of distribution.


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24 o ALLIANCE PREMIER GROWTH FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


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                                               ALLIANCE PREMIER GROWTH FUND o 25

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/00.


--------------------------------------------------------------------------------
26 o ALLIANCE PREMIER GROWTH FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 27

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Alfred Harrison, Executive Vice President
Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800)-221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
28 o ALLIANCE PREMIER GROWTH FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 29

Alliance Premier Growth Fund                                     ---------------
1345 Avenue of the Americas                                         BULK RATE
New York, NY 10105                                                U.S. POSTAGE
(800) 221-5672                                                        PAID
                                                                  New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

                            AllianceCapital [LOGO](R)
                      The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

APGSR500